UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

PennyMac Mortgage Investment Trust

 (Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On May 3, 2017, PennyMac Mortgage Investment Trust (the “Company”), through its indirect wholly-owned subsidiary, PennyMac Corp. (“PMC”), entered into an amendment (the “Repurchase Amendment”) to its Master Repurchase Agreement, dated as of September 14, 2015, by and among Barclays Bank PLC (“Barclays”), PMC, PennyMac Loan Services, LLC (“PLS”), an indirect controlled subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI), and the Company (the “Repurchase Agreement”), pursuant to which PMC may sell, and later repurchase, newly originated mortgage loans. The Repurchase Agreement is used to fund newly originated mortgage loans that are purchased from correspondent lenders by PMC and held for sale and/or securitization. The obligations of PMC are fully guaranteed by the Company. The mortgage loans are serviced by PLS.

On May 3, 2017, the Company, through PMC, also entered into an amendment (the “Participation Amendment”) to its Mortgage Loan Participation Purchase and Sale Agreement, dated as of September 14, 2015, by and among Barclays, PMC, and PLS (the “Participation Agreement”), pursuant to which PMC may sell to Barclays participation certificates, each of which represents an undivided beneficial ownership interest in a pool of mortgage loans that have been pooled with Fannie Mae or Freddie Mac and are pending securitization.

Barclays Repurchase Agreement

Under the terms of the Repurchase Amendment, the maximum aggregate purchase price provided for in the Repurchase Agreement was temporarily increased from $400 million to $600 million, the available amount of which is reduced by (i) any outstanding purchase amounts under the Participation Agreement, and (ii) any outstanding borrowed amounts under that certain Loan and Security Agreement, dated as of September 14, 2015, by and among PMC, as borrower, the Company, as guarantor, and Barclays, as lender (the “Loan Agreement”). The period of the increase runs from May 15, 2017 to and including September 30, 2017. After September 30, 2017, the Repurchase Amendment will expire and the maximum aggregate purchase price under the Repurchase Agreement will revert back to $400 million, the available amount of which is also reduced by (i) any outstanding purchase amounts under the Participation Agreement, and (ii) any outstanding borrowed amounts under the Loan Agreement.  All other terms and conditions of the Repurchase Agreement, including the $220 million committed amount thereunder, remain the same in all material respects.

The foregoing descriptions of the Repurchase Amendment, the Repurchase Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of Amendment Number Five to the Master Repurchase Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; and (ii) the description of the Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on September 18, 2015, the full text of the Master Repurchase Agreement attached thereto as Exhibit 10.1, and any amendments filed thereafter.

Barclays Participation Agreement

Under the terms of the Participation Amendment, the maximum aggregate purchase price provided for in the Participation Agreement was temporarily increased from $400 million to $600 million, the available amount of which is reduced by (i) any outstanding repurchase amounts under the Repurchase Agreement, and (ii) any outstanding borrowed amounts under the Loan Agreement. The period of the increase runs from May 15, 2017 to and including September 30, 2017. After September 30, 2017, the Participation Amendment will expire and the maximum aggregate purchase price under the Participation Agreement will revert back to $400 million, the available amount of which is also reduced by (i) any outstanding repurchase amounts under the Repurchase Agreement, and (ii) any outstanding borrowed amounts under the Loan Agreement.  All other terms and conditions of the Participation Agreement, including the $220 million committed amount thereunder, remain the same in all material respects.

The foregoing descriptions of the Participation Amendment and the Participation Agreement do not purport to be complete and are qualified in their entirety by reference to (i) the full text of Amendment Number Three to the Mortgage Loan Participation Purchase and Sale Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.2; and (ii) the description of the Participation Agreement in the Company’s Current Report on

Form 8-K as filed on September 18, 2015, the full text of the Mortgage Loan Participation Purchase and Sale Agreement attached thereto as Exhibit 10.2, and any amendments filed thereafter.

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2017, the Company issued a press release announcing its financial results for the fiscal quarter ended March 31, 2017.  A copy of the press release and the slide presentation used in connection with the Company’s recorded presentation of financial results were made available on May 4, 2017 and are furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in Item 2.02 of this report, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment Number Five to the Master Repurchase Agreement, dated as of May 3, 2017, by and among Barclays Bank PLC, PennyMac Corp., PennyMac Loan Services, LLC and PennyMac Mortgage Investment Trust.
10.2	Amendment Number Three to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of May 3, 2017, by and among Barclays Bank PLC, PennyMac Corp. and PennyMac Loan Services, LLC.
99.1	Press Release, dated May 4, 2017, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the fiscal quarter ended March 31, 2017.
99.2	Slide Presentation for use beginning on May 4, 2017 in connection with a recorded presentation of financial results for the fiscal quarter ended March 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: May 5, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number Five to the Master Repurchase Agreement, dated as of May 3, 2017, by and among Barclays Bank PLC, PennyMac Corp., PennyMac Loan Services, LLC and PennyMac Mortgage Investment Trust.
10.2	Amendment Number Three to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of May 3, 2017, by and among Barclays Bank PLC, PennyMac Corp. and PennyMac Loan Services, LLC.
99.1	Press Release, dated May 4, 2017, issued by PennyMac Mortgage Investment Trust pertaining to its financial results for the fiscal quarter ended March 31, 2017.
99.2	Slide Presentation for use beginning on May 4, 2017 in connection with a recorded presentation of financial results for the fiscal quarter ended March 31, 2017.